UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 5, 2017

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company’s annual meeting of stockholders was held on May 5, 2017.

(b)The following matters were voted upon by the stockholders of the Company at its 2017 annual meeting of stockholders:

(i)	Item 1 – the election of nine members to the Company’s Board of Directors;
(ii)	Item 2 – the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
(iii)	Item 3 – to conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;
(iv)	Item 4 – to conduct an advisory vote on the frequency of future advisory votes on executive compensation; and
(v)	Item 5 – the amendment of our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000.

The proposals are described in detail in the Company’s Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	101,241,316	1,393,668	5,544,270
Thomas R. Bates, Jr.	100,897,869	1,737,115	5,544,270
Stuart M. Brightman	99,174,650	3,460,334	5,544,270
Paul D. Coombs	100,952,201	1,682,783	5,544,270
John F. Glick	101,182,983	1,452,001	5,544,270
Stephen A. Snider	101,195,467	1,439,517	5,544,270
William D. Sullivan	97,629,512	5,005,472	5,544,270
Kenneth E. White, Jr.	100,750,833	1,884,151	5,544,270
Joseph C. Winkler III	101,137,226	1,497,758	5,544,270

Item 2 – Ratification of Auditors – the stockholders approved the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2017.  The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
107,855,589	281,375	42,290

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Company's proxy statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
101,773,131	815,031	46,822	5,544,270

Item 4 – Advisory Vote to Approve the Frequency of Future advisory votes on Executive Compensation – the stockholders approved, on a non-binding basis, an annual vote on executive compensation with the following votes:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstained	Broker Non-Votes
87,232,828	87,274	15,258,368	56,514	5,544,270

Item 5 – Amendment of Restated Certificate of Incorporation – the stockholders approved increasing the number of authorized shares of common stock from 150,000,000 to 250,000,000 with the following votes:

Votes For	Votes Against	Votes Abstained
106,102,469	1,849,529	227,256

Item 7.01. Regulation FD Disclosure.

Following the May 5, 2017 annual meeting of stockholders, William D. Sullivan was reappointed as Chairman of the Board of Directors.  In addition, the committees of the Board of Directors were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Paul D. Coombs

Kenneth E. White, Jr.

Joseph C. Winkler III

Compensation Committee:

Thomas R. Bates, Jr., Chairman

John F. Glick

Kenneth E. White, Jr.

Stephen A. Snider

Nominating and Corporate Governance Committee:

John F. Glick, Chairman

Paul D. Coombs

Stephen A. Snider

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: May 9, 2017

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